Exhibit 99.2

TELETECH ANNOUNCES ACQUISITION OF DIGITAL CUSTOMER EXPERIENCE COMPANY, MOTIF, INC.

Expands TeleTech’s Trust and Safety, Community Moderation Expertise,

Enhances Digital, Analytics and AI Capabilities and Extends Geographic Footprint into India

DENVER, Colo., November 8, 2017 —  TeleTech Holdings, Inc. (NASDAQ: TTEC), a leading global provider of customer experience, engagement, and growth solutions delivered through its proprietary end-to-end Humanify™ Customer Engagement as a Service offering, today announced the majority acquisition of Motif, a leading digital trust and safety services company based in India and the Philippines. The acquisition will be immediately accretive.

Serving some of the largest, iconic, online brands in travel, retail and ecommerce across the globe, Motif has been providing essential fraud prevention and community moderation services for more than a decade. Operating out of Ahmedabad, India and Manila, Philippines, Motif has built a performance driven culture that has earned it a leading reputation in the market.

“Digital safety is a lightning rod issue impacting every brand that does business online. Companies everywhere are rushing to invest in building safe environments to protect their customers and their brands from digital fraud,” commented Ken Tuchman, chairman and chief executive officer of TeleTech. “Increasingly, trust is becoming foundational to maintaining lasting relationships with customers. Our acquisition of Motif provides us with a unique set of proven capabilities to help our clients build engagement with their customers by ensuring online interactions are safe and protected from fraud. The acquisition also adds dynamic digital brands to our client portfolio, deepens our digital and analytics capabilities and expands our footprint in India.”

“With its focus on building engaging and safe customer relationships across channels, TeleTech is a natural fit for Motif,” commented Kaushal Mehta, founder and chief executive officer, Motif. “Our trust and safety services are growing in demand and we are excited to bring our capabilities to new geographies and industries through TeleTech’s exceptional portfolio of blue chip clients. In addition, TeleTech is truly a values-driven organization and the alignment of our two cultures will provide exciting opportunities for growth and development for our team.”

Investor Contact	Media Contact
Paul Miller	Olivia Griner
303.397.8641	303.397.8999

ABOUT TELETECH

TeleTech (NASDAQ: TTEC) is a leading global provider of customer experience, engagement and growth solutions delivered through its proprietary end-to-end Humanify™ Customer Engagement as a Service offering. Founded in 1982, the Company helps its clients acquire, retain, and grow profitable customer relationships. Using customer-centric strategy, technology, processes and operations, TeleTech partners with business leadership across marketing, sales and customer care to design and deliver a simple, more human customer experience across every interaction channel. TeleTech’s 49,500 employees live by a set of customer-focused values that guide relationships with clients, their customers, and each other. To learn more about how TeleTech is bringing humanity to the customer experience, visit TeleTech.com.

ABOUT MOTIF

Motif, Inc. is a digital trust and safety services company serving eCommerce marketplaces, online retailers, travel agencies and financial services companies.  Motif provides omnichannel services via voice, email chat and community moderation. Since its founding in 2000, the company has delivered services globally through its highly secure and best-in-class technology infrastructure in India and the Philippines. Motif is a PCI-DSS and ISO/IEC 27001:2013 certified company. Visit http://motifinc.com.

FORWARD-LOOKING STATEMENTS

Statements in this press release contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, relating to our operations, expected financial position, results of operation, and other business matters that are based on our current expectations, assumptions, and projections with respect to the future, and are not a guarantee of performance. We use words such as “may,” “believe,” “plan,” “will,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “would,” “could,” “target,” or similar expressions, or when we discuss our strategy, plans, goals, initiatives, or objectives, we are making forward-looking statements.

We caution you not to rely unduly on any forward-looking statements. Actual results may differ materially from what is expressed in the forward-looking statements, and you should review and consider carefully the risks, uncertainties and other factors that affect our business and may cause such differences as outlined but are not limited to factors discussed in the sections entitled “Risk Factors” included in TeleTech’s filings with the US Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K and subsequent quarterly financial reports on Form 10-Q. TeleTech’s filings with the SEC are available in the “Investors” section of TeleTech’s website, www.teletech.com and at the SEC’s public website at www.sec.gov.  Our forward-looking statements speak only as of the date of the press release and we undertake no obligation to update them, except as may be required by applicable laws.